Lease liabilities (Details 3) $ in Thousands	Nov. 30, 2025 USD ($)
Lease Liabilities
Not later than one month	$ 143
Later than one month and not later than three months	285
Later than three months and not later than one year	1,300
Later than one year and not later than five years	1,903
Total undiscounted lease commitments	$ 3,631